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                                                                   EXHIBIT 10.27


                               SECURITY AGREEMENT
                    (Contract Rights and Accounts Receivable)


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation (the "Debtor"), hereby grants to MICHIGAN NATIONAL BANK, a national banking association (the "Lender"),a continuing security interest in (i) all of Debtor's rights, title and interests in, to and under the three (3) Servicing Agreements (as hereafter defined), including, without limitation, all sums now or hereafter owing to Debtor on account of services rendered under the Servicing Agreements and/or on account of advances made by Debtor under the Servicing Agreements, (ii) Debtor's property in possession of Lender, and (iii) the proceeds of all of the foregoing, to secure payment of any and all indebtedness and liabilities whatsoever of Debtor to Lender under that certain Credit Agreement, dated as of March 31, 2000 by and among Debtor, Lender and Dynex Financial, Inc. (the "Credit Agreement"), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced (herein collectively called the "Indebtedness").

1)       DEFINITIONS  As used herein:

         1.1 The phrase "account(s) Receivable" or "Debtor's account(s) receivable" means and includes all accounts, contract rights and general intangibles now owned or hereafter acquired by Debtor, as well as all chattel paper and instruments now owned or hereafter acquired by Debtor evidencing any obligation to Debtor for services rendered under the Servicing Agreements.

         1.2 The phrase "Debtor's property in possession of Lender" means and includes goods, instruments, documents, policies and certificates of insurance, deposits, money or other property now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter acquires an interest and which are now or hereafter in possession of Lender, or as to which Lender now or hereafter controls possession by documents or otherwise.

         1.3 "Collateral" means and includes any and all property of Debtor in which Lender now has or by this Agreement now or hereafter acquires a security interest.

         1.4 "Servicing Agreements" means the following three (3) agreements by and between Dynex Financial, Inc., as servicer, MERIT Securities Corporation and Dynex Capital,





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Inc., pursuant to which Dynex Financial, Inc. services approximately 23,078 manufactured home loans (each an "Account" and collectively the "Accounts"):

                  (a) Amended and Restated Servicing Agreement (Merit 11), dated December 17, 1999;

                  (b) Amended and Restated Servicing Agreement (Merit 12), dated December 17, 1999; and

                  (c) Amended and Restated Servicing Agreement (Merit 13), dated December 17, 1999; and

         1.5 The phrase "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as heretofore amended.

         l.6 And except as otherwise herein provided, all other terms shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code.

         1.7 Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Credit Agreement.

2) WARRANTIES, COVENANTS AND AGREEMENTS To induce Lender to extend credit on the security of the Collateral for which provision is herein made, Debtor warrants, covenants and agrees as follows:

         2.1 Debtor shall (i) furnish evidence to Lender in such form and at such intervals as Lender may reasonably request of the nature and extent of those accounts receivable in which Debtor has rights and where applicable the names and addresses of all account debtors; (ii) keep adequate records of the Collateral and such other records as Lender shall determine to be necessary; and
(iii) allow Lender to examine, inspect and make abstracts from, or copy any of Debtor's books and records (relating to the Collateral or otherwise), and to arrange for verification of accounts receivable directly with account debtors or by other methods.

         2.2 At the time any Collateral becomes subject to a security interest in favor of Lender, Debtor shall be deemed to have warranted that (i) Debtor is the lawful owner of such Collateral and has the right and authority to subject the same to a security interest in Lender; (ii) none of the Collateral is subject to any security interest other than that in favor of Lender, (iii) Debtor acquired its rights in the Collateral in the ordinary course of its business; and (iv) no financing statement or other notice of lien or security agreement (other than one designating Lender as the secured party) is on file in any public office which relates to any of the Collateral or which through general language could relate thereto.





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         2.3    On each occasion on which Debtor evidences to Lender the nature and extent of those accounts receivable in which Debtor has rights, Debtor shall be deemed to have warranted that, except as otherwise indicated, (i) every account receivable so evidenced is valid and enforceable without performance by Debtor of any other act; (ii) no payment or partial payment has been made on any account receivable so evidenced except as disclosed to Lender in writing by Debtor; and (iii) there are no setoffs or counterclaims against any such account receivable.

         2.4 Debtor at its own cost and expense shall defend this Agreement and the Collateral against all adverse claims and demands. Debtor will keep the Collateral free at all times from any and all liens, security interests or encumbrances other than those in favor of Lender. Debtor will promptly notify Lender of any threatened or filed claims or procedings which might in any way affect or impair the priority or validity of bank's security interest and/or any of the terms of this Agreement.

         2.5 Debtor will not, without the prior written consent of Lender, sell or lease, or permit or suffer to be sold, or leased, all or any part of the Collateral. Lender or its agents or attorneys may at any and all reasonable times inspect the Collateral and may enter upon any and all premises where the same is kept or might be located.

         2.6 Debtor will do all acts and things, and will execute all instruments requested by Lender to establish, maintain and continue perfected and first the security interest of Lender in the Collateral, and will promptly on demand pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Lender to establish and determine the validity and priority of Lender's security interest; and Debtor will also pay all other claims and charges which in the opinion of the Lender might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

         2.7 Debtor will pay promptly and within the time that they can be paid without interest or penalty, all taxes, assessments and similar imports and charges which are now, or hereafter during the effective period of this Agreement may become, a lien, charge or encumbrance upon any of the Collateral except to the extent contested in good faith. If Debtor fails to pay any such taxes, assessments or other charges as they become due, Lender shall have the option to do so and Debtor agrees to repay, with interest at the rate of interest equal to the rate applicable to the Indebtedness on the date of such payment, all amounts so expended by Lender.

         2.8 With respect to any contract right constituting any account receivable evidenced to Lender pursuant to Paragraph 2.1 of this Agreement, Debtor shall make or permit no modification or substitution for such contract after assignment hereunder without the prior consent of Lender.

         2.9 Debtor will reimburse Lender in accordance with the provisions of the Uniform Commercial Code for all expense, including reasonable attorney fees and legal expenses,




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incurred by Lender in seeking to collect the Indebtedness or any part thereof, or in pursuing any of its rights or remedies hereunder, against the Collateral or otherwise.

3)       COLLECTION OF PROCEEDS

         3.1 Upon the occurrence of an Event of Default (as defined in the Credit Agreement), Debtor will (i) collect and enforce payment of all accounts receivable; (ii) hold in trust for Lender all payments received on accounts receivable as well as all rights by way of suretyship or guaranty which Debtor now has or may hereafter acquire to enforce payment of accounts receivable, and all rights in the nature of a security interest whereby Debtor may satisfy any account receivable out of property; and (iii) endorse to Lender and forthwith deliver to it all such payments in the form received by Debtor without commingling with any funds belonging to Debtor and all property in Debtor's possession or hereafter coming into its possession through enforcement of any such rights, Debtor authorizes Lender or any employee or agent thereof to endorse the name of Debtor upon any checks or other items which are received in payment of any account receivable or for any inventory, and to do any and all things necessary in order to reduce the same to money.

         3.2 Upon default by Debtor beyond any grace period applicable thereto, Debtor shall at the request of Lender notify the account debtors or obligors of the security interest of Lender in any accounts receivable and direct payment thereof to Lender; Lender may, itself, at any time before or after any default by Debtor so notify and direct any such account debtor or obligor and may take control of any proceeds to which it may be entitled hereunder.

         3.3 Debtor shall at the request of Lender mark its records concerning the Collateral clearly to indicate the security interest of Lender hereunder.

         3.4 Upon the occurrence of an Event of Default, Debtor will immediately deliver to Lender, appropriately endorsed to the order of Lender, any chattel paper or instruments which shall be received by Debtor and which may at any time evidence any obligation to Debtor for payment for goods sold or leased or services rendered. Upon demand, Debtor shall deliver to Lender (i) all accounting and other records pertaining to the Collateral, or any portion thereof; and (ii) all instruments evidencing any security for the payment of any accounts receivable. Debtor shall execute such further assignments, instruments and/or agreements as the Lender may require or request to enforce any such payments, or to enforce any such instruments in its own name, and do all acts and things necessary, desirable or appropriate to substitute Lender in any legal proceedings then pending in the name of the Debtor to enforce any such payments, or to realize upon any security held for such payments.

         3.5 Debtor hereby constitutes and appoints Lender its true and lawful attorney, for it and in its name, place and stead, with full power to substitute one or more persons with like authority, to demand, receive, sue for, compromise and give acquintances for any moneys due or




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to become due on any of its accounts receivable and to perform any act required of Debtor by terms of this Agreement.

         3.6 With respect to any Collateral, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender shall deem advisable.

4)       ENFORCEMENT AND APPLICATION OF PROCEEDS

         4.1 Upon the occurrence of any Event of Default, Lender may at its discretion and without demand or notice to Debtor declare any or all of the Indebtedness to be immediately due and payable. In furtherance of and in addition to and not in limitation of the rights and remedies otherwise provided herein, Lender may without notice of demand enter upon any premises where any Collateral may be and reposses and remove the same, and Debtor hereby expressly consents to any such entry, repossession and removal and hereby expressly waives any and all damages which may be caused thereby. Debtor agrees, upon request of Lender, to assemble the Collateral and make it available to Lender at any place designated by Lender which is reasonably convenient to Lender and Debtor.

         4.2 With or without the entry, repossession and removal authorized by Paragraph 4.1 hereof, Lender may sell the Collateral as a unit or in parcels, to one or more purchasers, at public or private sale, for cash or on credit, or partially for cash and partially on credit, without demand for performance and without notice to Debtor (except as may be required by applicable law), with or without having such Collateral at the place of sale and in such manner as Lender may determine. Lender may buy at any public sale, and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Lender may buy at private sale.

         4.3 The proceeds of any sale or other disposition authorized by this Agreement shall be applied by Lender first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney's fees and legal expenses incurred by Lender; the balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal; and the surplus, if any, shall be paid over to Debtor or to such other person or persons as may be entitled thereto under applicable law. Debtor shall remain liable for any deficiency which it shall pay to Lender immediately upon demand.

         4.4. The remedies provided for herein are cumulative to the remedies for collection of the Indebtedness as provided by law. Nothing herein contained is intended, nor should it be construed, to preclude Lender from pursuing any other remedy for the collection of the





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Indebtedness or any portion thereof, or for the recovery of any other sum to which Lender may be or become entitled for the breach of this Agreement by Debtor.

         4.5. No default shall be waived by Lender except in writing signed by an officer of Lender and no waiver of any default shall operate as a waiver of any other default or of the same default on a future occasion.

5)       MISCELLANEOUS

         5.1 Lender shall have no duty as to collection or protection of Collateral or any income therefrom, nor as to the preservation of rights of prior parties, nor as to the preservation of any rights pertaining thereto, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Lender.

         5.2 No forbearance on the part of Lender in enforcing any of its rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by Debtor hereunder shall constitute a waiver of any of the terms of this Agreement or of any such right.

         5.3 Any demand upon or notice to Debtor which Lender may be required by law to give shall be effective and conclusively deemed reasonable for all purposes if mailed by any form of United States mail, postage fully prepaid, to Debtor at the address set forth in Paragraph 6.1 hereof, or at such other address as Debtor shall designate to Lender in writing on or subsequent to the date hereof, at least five (5) days before Lender shall take any action described in any such notice or demand.

         5.4 This Agreement, and each and every term and provision hereof, shall be construed, whether as to matters of construction, validity or performance, in accordance with the laws of the State of Michigan. If any provisions of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         5.5 This Agreement shall be terminated only by the filing of a Termination Statement in accordance with the applicable provisions of the Uniform Commercial Code. Until terminated, the security interest hereby created shall continue in full force and effect and shall secure and be applicable to all advances now or hereafter made by Lender to Debtor whether or not Debtor is indebted to Lender immediately prior to the time of any such advance.

         5.6 Until termination of this Agreement, Lender shall have and may exercise any and all of the rights and remedies given by this Agreement or given to a secured party under the Uniform Commercial Code. This Agreement and all such rights and remedies shall inure to the benefit of Lender's successors and assigns and to any other holder who derives from Lender title



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to or an interest in the Indebtedness or any portion thereof, and shall bind
Debtor and the heirs, legal representatives, successors and assigns of Debtor.

         5.7 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Lender shall be made or given jointly and severally.

         5.8 Debtor acknowledges that this Agreement, the Credit Agreement and the other written loan documents delivered or to be delivered pursuant to said Credit Agreement (collectively, the "Loan Documents") set forth the entire agreement between the parties with regard to the security interests granted hereby and supercede all prior understandings of the parties with respect thereto. The Loan Documents may only be modified in a writing signed by the party to be charged with the changes expressed in such modification which specifically refers to the specific Loan Document(s) to be modified.

6)       STATEMENT OF RESIDENCE AND LOCATION OF COLLATERAL AND RECORDS

         6.1 Debtor's principal place of business is located at 260 East Brown Street Birmingham, MI 48009.

         6.2 Debtor will keep all its records concerning its accounts receivable, the Servicing Agreements and the Accounts at the address of the Debtor shown in Paragraph 6.1 above and/or the addresses set forth in Exhibit A attached hereto.

         6.3 Debtor will give Lender prompt written notice of (i) any change in its principal place of business or in the location of said records; (ii) the establishment or discontinuance of any of its places of business; and (iii) any change in Debtor's name.










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           EXECUTED as of the 31st day of March, 2000.


BINGHAM FINANCIAL SERVICES CORPORATION


By:  /s/ Ronald A. Klein
    --------------------------

Title: CEO
      ------------------------





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                                    EXHIBIT A


Record Locations:

10900 Nuckols Road
Third Floor
Glen Allen, Virginia 23060

3001 Meacham Boulevard
Suite 120
Fort Worth, Texas 76137




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